UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number

811-22784

Dreyfus Municipal Bond Infrastructure Fund, Inc.

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6400
Date of fiscal year end:	02/28
Date of reporting period:	02/28/2016

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

ANNUAL REPORT February 29, 2016

Dreyfus Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Infrastructure Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Infrastructure Fund, covering the 12-month period from March 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December 2015 to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in August 2015 and January 2016: stocks and riskier sectors of the bond market fell sharply before subsequently recovering at least a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flights to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

March 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2015, through February 29, 2016, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended February 29, 2016, Dreyfus Municipal Bond Infrastructure Fund achieved a total return of 7.72% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.7500 per share, which reflects a distribution rate of 5.83%.2

Longer-term and lower-rated municipal bonds gained value in a declining-interest-rate environment over the reporting period amid robust demand for competitive levels of after-tax income.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support, or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities, and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender option bond programs. The use of leverage can magnify gain and loss potential depending on market conditions.

Reach for Income Supported Higher-Yielding Municipals

Municipal bonds were influenced during the reporting period by falling long-term interest rates. Despite a sustained U.S. economic recovery fueled by robust job growth, many investors reacted to global economic instability and declining commodity prices by flocking to U.S. Treasury securities and other higher-quality bonds. As yields across most sectors of the investment-grade fixed-income market fell, income-oriented investors sought opportunities for more competitive streams of current income among lower-rated municipal bonds, including those issued to finance infrastructure projects.

In addition, municipal bonds across the market’s credit-quality spectrum were supported over the reporting period by generally improving credit conditions as tax revenues for most states and municipalities recovered beyond pre-recession levels. Pockets of fiscal instability

DISCUSSION OF FUND PERFORMANCE (continued)

in Puerto Rico, Illinois, and New Jersey had little impact on the national market during the reporting period. Moreover, because municipal securities tend to be relatively insensitive to international developments, gains posted by lower-rated municipal bonds stood in stark contrast to significant losses incurred by high yield corporate bonds, on average.

Supply-and-demand influences also proved favorable. Municipal bond issuance volumes increased over the final months of 2015 as issuers rushed to refinance existing debt before the Federal Reserve Board raised short-term interest rates in December 2015. The supply of newly issued tax-exempt securities subsequently moderated amid steady investor demand, putting downward pressure on yields.

Security Selections Bolstered Fund Results

The fund’s performance was supported by a relatively long average duration and a focus on longer-term maturities, which helped the fund participate more fully in the benefits of falling long-term interest rates. Our security selection strategy also achieved strong results. Our preference for higher-yielding revenue bonds over general obligation bonds proved favorable. Results were especially strong among bonds backed by airports, industrial development programs, and other infrastructure-related projects. Securities backed by the states’ settlement of litigation with U.S. tobacco companies also fared well. The fund successfully avoided weakness in bonds from Puerto Rico and Illinois, and we sold its relatively modest holdings of Chicago securities during the reporting period. Finally, the fund’s leveraging strategy magnified gains through the issuance of auction-rate preferred securities and tender option bonds.

The fund experienced few disappointments during the reporting period, but holdings of municipal bonds rated BBB and higher generally lagged their lower-rated counterparts.

A Focus on Higher Yields

We remain optimistic regarding the prospects for high yield municipal bonds as the U.S. economy continues to grow, but we are aware of the potential risks posed by political uncertainty and rising interest rates. We also are monitoring the broad municipal bond market for signs of higher issuance volumes as austerity pressures recede. As of the reporting period’s end, we have retained the fund’s focus on longer maturities and its emphasis on higher-yielding, lower-rated securities.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, prices of investment-grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

SELECTED INFORMATION
February 29, 2016 (Unaudited)

Market Price per share February 29, 2016			$12.86
Shares Outstanding February 29, 2016			18,381,981
New York Stock Exchange Ticker Symbol			DMB

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended February 29, 2016
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	May 31, 2015	August 31, 2015	November 30, 2015	February 29, 2016
High	$12.94	$12.02	$12.30	$12.93
Low	11.78	11.54	11.57	12.12
Close	11.87	11.61	12.20	12.86

PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 26, 2013 (commencement of operations) through February 29, 2016				1.66%
March 1, 2015 through February 29, 2016				6.81
June 1, 2015 through February 29, 2016				13.44
September 1, 2015 through February 29, 2016				14.14
December 1, 2015 through February 29, 2016				6.97

NET ASSET VALUE PER SHARE
April 26, 2013 (commencement of operations)				$14.295
February 28, 2015				13.85
May 31, 2015				13.57
August 31, 2015				13.48
November 30, 2015				13.74
February 29, 2016				14.04

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 26, 2013 (commencement of operations) through February 29, 2016				16.42%
March 1, 2015 through February 29, 2016				7.72
June 1, 2015 through February 29, 2016				8.29
September 1, 2015 through February 29, 2016				7.28
December 1, 2015 through February 29, 2016				3.65

† With dividends reinvested.

STATEMENT OF INVESTMENTS
February 29, 2016

Long-Term Municipal Investments - 140.3%	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Alabama - 1.7%
Birmingham Special Care Facilities Financing Authority, Improvement Revenue (Methodist Home for the Aging)	5.75	6/1/45	1,500,000	1,522,485
Birmingham Special Care Facilities Financing Authority, Improvement Revenue (Methodist Home for the Aging)	6.00	6/1/50	1,000,000	1,026,860
Jefferson County, Sewer Revenue Warrants	0/7.90	10/1/50	2,500,000	[a] 1,804,275
				4,353,620
Arizona - 6.0%
Phoenix Industrial Development Authority, Education Facility Revenue (BASIS Schools, Inc. Projects)	5.00	7/1/45	2,000,000	[b] 2,064,960
Pima County Industrial Development Authority, Education Revenue (American Charter Schools Foundation Project)	5.63	7/1/38	2,835,000	2,694,838
Pima County Industrial Development Authority, Education Revenue (Arizona Charter Schools Refunding Project)	5.38	7/1/31	4,435,000	4,683,759
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/37	5,000,000	5,923,650
				15,367,207
California - 11.2%
California Statewide Communities Development Authority, Revenue (California Baptist University)	6.38	11/1/43	2,035,000	2,259,888
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.75	6/1/47	8,000,000	7,734,800
Long Beach Bond Finance Authority, Natural Gas Purchase Revenue	5.50	11/15/37	5,000,000	6,291,500
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	3,250,000	3,748,517
San Buenaventura, Revenue (Community Memorial Health System)	7.50	12/1/41	2,500,000	3,064,500
University of California Regents, Medical Center Pooled Revenue	5.00	5/15/43	5,000,000	5,731,550
				28,830,755
Colorado - 3.3%
City and County of Denver, Airport System Subordinate Revenue	5.25	11/15/43	5,000,000	5,579,450
Colorado Health Facilities Authority, Revenue (Sisters of Charity of Leavenworth Health System)	5.00	1/1/44	2,500,000	2,820,800
				8,400,250

Long-Term Municipal Investments - 140.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
District of Columbia - .8%
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000	1,972,646
Florida - 2.1%
Davie, Educational Facilities Revenue (Nova Southeastern University Project)	5.63	4/1/43	4,805,000	5,515,659
Illinois - 3.8%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.75	1/1/43	3,750,000	4,285,987
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/53	2,500,000	2,648,550
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/44	2,500,000	2,763,975
				9,698,512
Indiana - 6.8%
Indiana Finance Authority, HR (The King's Daughters' Hospital and Health Services)	5.50	8/15/40	7,425,000	8,095,774
Indiana Finance Authority, Private Activity Bonds (Ohio River Bridges East End Crossing Project)	5.00	7/1/40	5,000,000	5,444,350
Indiana Finance Authority, Revenue (Baptist Homes of Indiana Senior Living)	6.00	11/15/41	3,500,000	4,052,055
				17,592,179
Iowa - 3.0%
Iowa Finance Authority, Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project)	5.25	12/1/25	7,000,000	7,656,180
Kentucky - 1.1%
Louisville/Jefferson County Metro Government, Health System Revenue (Norton Healthcare, Inc.)	5.75	10/1/42	2,370,000	2,797,453
Louisiana - 3.0%
Louisiana Public Facilities Authority, Dock and Wharf Revenue (Impala Warehousing LLC Project)	6.50	7/1/36	2,000,000	[b] 2,241,000
New Orleans, Sewerage Service Revenue	5.00	6/1/44	2,000,000	2,248,460
New Orleans, Water Revenue	5.00	12/1/34	1,000,000	1,143,840
New Orleans, Water Revenue	5.00	12/1/44	2,000,000	2,238,860
				7,872,160

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 140.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 4.0%
Massachusetts Development Finance Agency, Revenue (North Hill Communities Issue)	6.50	11/15/43	2,000,000	[b]	2,173,420
Massachusetts Port Authority, Special Facilities Revenue (Delta Air Lines, Inc. Project) (Insured; AMBAC)	5.00	1/1/27	8,210,000		8,235,451
				10,408,871
Michigan - 9.8%
Detroit, Water Supply System Senior Lien Revenue	5.25	7/1/41	2,250,000		2,460,758
Kent Hospital Finance Authority, Revenue (Metropolitan Hospital Project)	6.25	7/1/40	5,750,000		5,764,950
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/39	4,990,000		5,580,866
Michigan Finance Authority, HR (Trinity Health Credit Group) (Prerefunded)	5.00	12/1/21	10,000	[c]	12,158
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,500,000		1,743,240
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	2,250,000		2,528,505
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds	6.00	6/1/34	5,000,000		4,734,450
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual Assurance Company)	5.00	12/1/39	2,250,000		2,549,678
				25,374,605
Minnesota - .9%
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/25	2,000,000		2,265,900
Missouri - 2.3%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Saint Louis College of Pharmacy)	5.50	5/1/43	2,000,000		2,212,920

Long-Term Municipal Investments - 140.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Missouri - 2.3% (continued)
Saint Louis County Industrial Development Authority, Senior Living Facilities Revenue (Friendship Village Sunset Hills)	5.00	9/1/42	3,500,000		3,747,345
				5,960,265
New Jersey - 5.7%
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	2,500,000		2,787,950
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/40	2,000,000		2,144,180
New Jersey Economic Development Authority, Special Facility Revenue (Continental Airlines, Inc. Project)	5.13	9/15/23	2,500,000		2,773,425
New Jersey Economic Development Authority, Special Facility Revenue (Continental Airlines, Inc. Project)	5.25	9/15/29	4,500,000		4,941,990
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/41	2,330,000		2,012,468
				14,660,013
New York - 15.3%
Deutsche Bank Spears/Lifers Trust (Series DBE-1177), (Metropolitan Transportation Authority, Transportation Revenue) Recourse	5.00	11/15/38	15,000,000	[b,d]	17,214,600
New York City Industrial Development Agency, PILOT Revenue (Queens Baseball Stadium Project) (Insured; AMBAC)	5.00	1/1/36	8,000,000		8,192,880
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	3,500,000	[b]	3,733,870
New York State Dormitory Authority, Revenue (Saint John's University)	5.00	7/1/44	2,000,000		2,247,640
Niagara Area Development Corporation, Solid Waste Disposal Facility Revenue (Covanta Energy Project)	5.25	11/1/42	7,870,000	[b]	7,988,286
				39,377,276
Ohio - 6.6%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	6.25	6/1/37	7,000,000		6,499,290
Muskingum County, Hospital Facilities Revenue (Genesis HealthCare System Obligated Group Project)	5.00	2/15/44	7,000,000		7,240,870

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 140.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Ohio - 6.6% (continued)
Southeastern Ohio Port Authority, Hospital Facilities Improvement Revenue (Memorial Health System Obligated Group Project)	6.00	12/1/42	3,000,000	3,344,400
				17,084,560
Pennsylvania - 11.7%
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/37	4,000,000	4,355,480
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/42	1,500,000	1,615,530
Deutsche Bank Spears/Lifers Trust (Series DBE-1179), (Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue) Recourse	5.00	12/1/42	13,000,000	[b,d] 14,629,407
Pennsylvania Higher Educational Facilities Authority, Revenue (Thomas Jefferson University)	5.00	9/1/45	3,500,000	3,951,570
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/42	5,000,000	5,680,350
				30,232,337
South Carolina - 2.9%
South Carolina Jobs-Economic Development Authority, Health Facilities Revenue (The Lutheran Homes of South Carolina, Inc.)	5.13	5/1/48	1,750,000	1,818,040
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.13	12/1/43	5,000,000	5,697,550
				7,515,590
Texas - 17.4%
Austin Convention Enterprises Inc., Convention Center Hotel First Tier Revenue (Insured; XLCA)	5.00	1/1/34	5,000,000	5,045,750
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/43	1,500,000	1,788,600
Clifton Higher Education Finance Corporation, Education Revenue (International Leadership of Texas)	5.75	8/15/45	2,500,000	2,595,975
Clifton Higher Education Finance Corporation, Revenue (Uplift Education)	4.25	12/1/34	2,000,000	2,035,600
Deutsche Bank Spears/Lifers Trust (Series DBE-1182), (Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)) Recourse	5.00	11/1/45	15,000,000	[b,d] 16,308,600

Long-Term Municipal Investments - 140.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 17.4% (continued)
JPMorgan Chase Putters/Drivers Trust (Series 4314), (Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Health Care System Project)) Non-recourse	5.00	11/15/20	7,410,000	[b,d] 8,426,058
New Hope Cultural Education Facilities Finance Corporation, Student Housing Revenue (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/35	500,000	546,855
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	5.13	12/1/42	3,000,000	3,176,670
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/38	2,000,000	2,276,820
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	2,500,000	2,742,400
				44,943,328
Virginia - 7.5%
Lexington Industrial Development Authority, Residential Care Facilities Mortgage Revenue (Kendal at Lexington)	5.50	1/1/37	5,400,000	5,505,786
Virginia Small Business Financing Authority, Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,640,000	8,270,758
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.50	1/1/42	5,000,000	5,554,850
				19,331,394
Washington - 2.2%
Washington Health Care Facilities Authority, Revenue (Providence Health and Services)	5.00	10/1/42	5,000,000	5,670,400
Wisconsin - 9.2%
Public Finance Agency of Wisconsin, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/42	5,000,000	5,262,950
Public Finance Authority of Wisconsin, Senior Living Revenue (Rose Villa Project)	4.50	11/15/20	1,500,000	1,502,265
Wisconsin Health and Educational Facilities Authority, Revenue (Aurora Health Care, Inc.)	5.25	4/15/35	5,000,000	5,639,950
Wisconsin Health and Educational Facilities Authority, Revenue (Beaver Dam Community Hospitals, Inc.)	5.25	8/15/34	5,700,000	6,222,804

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 140.3% (continued)	Coupon Rate (%)	M1aturity Date	Principal Amount ($)	Value ($)
Wisconsin - 9.2% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue (Sauk-Prairie Memorial Hospital, Inc. Project)	5.38	2/1/48	5,000,000	5,248,450
				23,876,419
U.S. Related - 2.0%
Guam Waterworks Authority, Water and Wastewater System Revenue	5.50	7/1/43	3,000,000	3,435,330
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	1,750,000	1,804,023
				5,239,353

Total Investments (cost $330,419,795)			140.3%	361,996,932
Liabilities, Less Cash and Receivables			(11.2%)	(28,895,398)
VMTPS, at liquidation value			(29.1%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	258,101,534

VMTPS—Variable Rate Muni Term Preferred Shares

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities amounted to $74,780,201, or 28.97% of net assets applicable to Common Shareholders.

c This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Collateral for floating rate borrowings.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	40.3
Health Care	22.8
Education	16.5
Industrial	15.9
Hospital	10.5
Utility-Water and Sewer	9.2
Tobacco	7.4
Retirement	5.1
Utility-Electric	4.5
Pollution Control	3.1
Utility-Gas	2.5
Special Tax	1.7
Asset-Backed	.8
Prerefunded	.0
140.3

† Based on net assets applicable to Common Shareholders.

See notes to financial statements.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments	330,419,795	361,996,932
	Cash	5,071,752
	Interest receivable	4,158,353
	Deferred VMTPS offering costs—Note 1(f)	314,172
	Prepaid expenses	26,870
		371,568,079
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 2(b)	215,157
	Payable for floating rate notes issued—Note 3	36,805,000
	Dividends payable to Common Shareholders	1,148,874
	Interest and expense payable related to floating rate notes issued—Note 3	97,108
	Interest expense payable on VMTPS—Note 1(f)	74,869
	Accrued expenses	125,537
		38,466,545
	VMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1	75,000,000
	Net Assets Applicable to Common Shareholders ($)	258,101,534
	Composition of Net Assets ($):
	Common Stock, par value, $.001 per share (18,381,981 shares issued and outstanding)	18,382
	Paid-in capital	262,496,078
	Accumulated undistributed investment income—net	575,829
	Accumulated net realized gain (loss) on investments	(36,565,892)
	Accumulated net unrealized appreciation (depreciation) on investments	31,577,137
	Net Assets Applicable to Common Shareholders ($)	258,101,534
	Shares Outstanding
	(250 million shares authorized)	18,381,981
	Net Asset Value Per Share of Common Stock ($)	14.04

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Investment Income ($):
Interest Income	17,282,328
Expenses:
Management fee—Note 2(a)	2,362,593
VMTPS interest expense and fees—Note 1(f)	963,356
Interest and expense related to floating rate notes issued—Note 3	360,909
Directors’ fees and expenses—Note 2(c)	136,300
Amortization of VMTPS offering costs—Note 1(f)	117,117
Professional fees	103,495
Shareholders’ reports	45,080
Custodian fees—Note 2(b)	25,171
Shareholder servicing costs	12,479
Redemption and paying agent fees—Note 2(b)	8,213
Registration fees	5,937
Miscellaneous	74,556
Total Expenses	4,215,206
Investment Income—Net	13,067,122
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	976,429
Net unrealized appreciation (depreciation) on investments	3,259,143
Net Realized and Unrealized Gain (Loss) on Investments	4,235,572
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	17,302,694

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended February 29, 2016

Cash Flows from Operating Activities ($):
Interest received	17,659,001
Operating expenses paid	(2,746,650)
Purchases of long-term portfolio securities	(28,481,140)
Proceeds from sales of long-term portfolio securities	31,439,405
Net Cash Provided by Operating Activities		17,870,616
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(13,786,485)
VMTPS interest expense paid	(961,556)
Interest and expense related to floating rate notes issued paid	(363,142)
Net Cash Used in Financing Activities		(15,111,183)
Increase in cash		2,759,433
Cash at beginning of period		2,312,319
Cash at end of period		5,071,752
Reconciliation of Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations		17,302,694
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities ($):
Decrease in investments in securities, at cost		3,489,696
Decrease in payable for investment securities purchased		(1,507,860)
Decrease in interest receivable		20,743
Increase in accrued expenses		29,392
Increase in prepaid expenses		(21,914)
Increase in Due to The Dreyfus Corporation and affiliates		19,696
Interest and expense related to floating rate notes issued		360,909
VMTPS interest expense and fees		963,356
Amortization of VMTPS offering costs		117,117
Net unrealized appreciation on investments		(3,259,143)
Net amortization of premiums on investments		355,930
Net Cash Provided By Operating Activities		17,870,616

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28/29,
	2016	2015
Operations ($):
Investment income—net	13,067,122	13,363,063
Net realized gain (loss) on investments	976,429	(10,667,767)
Net unrealized appreciation (depreciation) on investments	3,259,143	37,357,549
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	17,302,694	40,052,845
Dividends to Common Shareholders from ($):
Investment income—net	(13,786,485)	(13,786,485)
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	3,516,209	26,266,360
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	254,585,325	228,318,965
End of Period	258,101,534	254,585,325
Undistributed investment income—net	575,829	1,261,790

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Year Ended February 28/29,
	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	13.85	12.42	14.33	[b]
Investment Operations:
Investment income—net[c]	.71	.73	.60
Net realized and unrealized gain (loss) on investments	.23	1.45	(1.98)
Total from Investment Operations	.94	2.18	(1.38)
Distributions to Common Shareholders:
Dividends from investment income—net	(.75)	(.75)	(.50)
Offering costs charged to paid-in capital	-	-	(.03)
Net asset value, end of period	14.04	13.85	12.42
Market value, end of period	12.86	12.80	11.29
Total Return (%)[d]	6.81	20.69	(21.13)	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.67	1.65	[f]
Ratio of net expenses to average net assets	1.67	1.67	1.65	[f]
Ratio of interest and expense related to floating rate notes issued and VMTPS interest expense and fees to average net assets	.53	.54	.52	[f]
Ratio of net investment income to average net assets	5.19	5.45	5.83	[f]
Portfolio Turnover Rate	8.38	12.81	70.72	[e]
Asset coverage of VMTPS, end of period	444	439	404
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	258,102	254,585	228,319
VMTPS outstanding, end of period ($ x 1,000)	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	36,805	36,805	36,805

a  From April 26, 2013 (commencement of operations) to February 28, 2014.

b  Reflects a deduction of $.675 per share sales load from the initial offering price of $15.00 per share.

c  Based on average common shares outstanding.

d  Calculated based on market value.

e  Not annualized.

f   Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of VMTPS, with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of July 29, 2018, which are not registered under the Act. The fund is subject to a Redemption and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, with respect to the VMTPS.

The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of VMTPS at liquidation value. Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund. In addition, the VMTPS have a mandatory redemption date of July 29, 2018. The fund will have the right to request that the holders of 100% of the aggregate outstanding amount of the VMTPS, in their sole and absolute discretion, extend the term of the Term Redemption Date for an additional 364 day period.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	361,996,932	-	361,996,932
Liabilities ($)
Floating Rate Notes††	-	(36,805,000)	-	(36,805,000)
VMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On February 2, 2016, the Board declared a cash dividend of $.0625 per share from investment income-net, payable on March 1, 2016 to Common Shareholders of record as of the close of business on February 18, 2016.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of the (a) Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of 1.25% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of .01% on February 29, 2016. The dividend rate as of February 29, 2016 for the VMTPS was 1.26%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 29, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 29, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,739,949, accumulated capital losses $36,766,823 and unrealized appreciation $31,778,068.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 29, 2016. The fund has $31,004,719 of short-term capital losses and $5,762,104 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended February 29, 2016 and February 28, 2015 were as follows:

tax-exempt income $13,777,495 and $13,783,552, and ordinary income $8,990 and $2,933, respectively.

During the period ended February 29, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, dividend reclassification and nondeductable VMTPS offering costs, the fund increased accumulated undistributed investment income-net by $33,402, increased accumulated net realized gain (loss) on investments by $72,191 and decreased paid-in capital by $105,593. Net assets and net asset value per share were not affected by this reclassification.

(f) VMTPS: In the fund’s Statement of Assets and Liabilities, VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of July 29, 2018. Dividends paid to VMTPS are treated as interest expense and recorded as incurred. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been deferred and are being amortized into expense over the life of the VMTPS.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Dreyfus pays Standish a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended February 29, 2016, the fund was charged $25,171 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer

NOTES TO FINANCIAL STATEMENTS (continued)

agency and payment services with respect to the VMTPS for the fund. During the period ended February 29, 2016, the fund was charged $8,213 for the services provided by the Redemption and Paying Agent.

During the period ended February 29, 2016, the fund was charged $6,421 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $191,054, custodian fees $16,818, Redemption and Paying Agent fees $4,638 and Chief Compliance Officer fees $2,647.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $26,973,280 and $31,439,405, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Inverse Floater Trust Certificates to tender their certificates in exchange for payment from the Liquidity

Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 29, 2016 was approximately $36,805,000, with a related weighted average annualized interest rate of .98%.

VMTPS: The average amount of borrowings outstanding for the VMTPS during the period ended February 29, 2016 was approximately $75,000,000, with a related weighted average annualized interest rate of 1.28%.

At February 29, 2016, the cost of investments for federal income tax purposes was $293,413,864; accordingly, accumulated net unrealized appreciation on investments was $31,778,068, consisting of $31,906,046 gross unrealized appreciation and $127,978 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Bond Infrastructure Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Infrastructure Fund, Inc., including the statement of investments, as of February 29, 2016, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Infrastructure Fund, Inc. at February 29, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2016

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund’s Dividend Reinvestment Plan (the “Plan”) is commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Inc. as agent (the “Plan Agent”). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the Plan at any time upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share in brokerage commissions.

ADDITIONAL INFORMATION (Unaudited) (continued)

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Purchases and/or sales are usually made through a broker affiliated with the Plan Agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the fund. All correspondence concerning the Plan should be directed to the Plan Agent by calling 1-855-866-0953, or writing P.O. Box 43006, Providence, RI 02940-3006.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Tax Matters.”

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued VMTPS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended February 29, 2016, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

Shareholders should take note of the following information about certain risks of investing in the fund.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. Changes in

ADDITIONAL INFORMATION (Unaudited) (continued)

economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended February 29, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $8,990 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2013)

Current term expires in 2016

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 137

———————

Francine J. Bovich (64)

Board Member (2015)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 78

———————

Nathan Leventhal (73)

Board Member (2013)

Current term expires in 2016

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)

Board Member (2014)

Current term expires in 2016

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 109

———————

Roslyn M. Watson (66)

Board Member (2014)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 64

———————

Benaree Pratt Wiley (69)

Board Member (2013)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 88

———————

INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Current term expires in 2016

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (74)

Board Member (2013)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Isabel P. Dunst (69)

Board Member (2014)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

Whitney I. Gerard, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since December 2012.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 137 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2012.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2012.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2012.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2012.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2012.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2012.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2012.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2012.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2012.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2012.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 162 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2012.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 162 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
J. Charles Cardona †
Gordon J. Davis †	Portfolio Managers
Isabel P. Dunst †	Jeffrey Burger
Nathan Leventhal ††	Thomas C. Casey
Robin A. Melvin	Daniel A. Rabasco
Roslyn M. Watson	Christine L. Todd
Benaree Pratt Wiley ††
† Interested Board Member	Manager
†† Elected by holders of VMTPS	The Dreyfus Corporation

Officers	Custodian
President	The Bank of New York Mellon
Bradley J. Skapyak
Chief Legal Officer	Counsel
Bennett A. MacDougall	Stroock & Stroock & Lavan LLP
Vice President and Secretary
Janette E. Farragher	Transfer Agent,
Vice Presidents and Assistant Secretaries	Dividend Disbursing Agent
James Bitetto	and Registrar
Joni Lacks Charatan	Computershare Inc.
Joseph M. Chioffi	(Common Stock)
Maureen E. Kane	The Bank of New York Mellon
Sarah S. Kelleher	(VMTP Shares)
Jeff Prusnofsky
Stock Exchange Listing
Treasurer	NYSE Symbol: DMB
James Windels
Assistant Treasurers	Initial SEC Effective Date
Richard Cassaro	4/26/13
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna
The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset
Management Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMB

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

© 2016 MBSC Securities Corporation 0805AR0216

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,694 in 2015 and $35,561 in 2016.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,195 in 2015 and $6,273 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,796 in 2015 and $3,575 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $100 in 2015 and $0 in 2016. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,444,656 in 2015 and $19,851,662 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

Joseph S. DiMartino
Nathan Leventhal
Robin A. Melvin
Roslyn L. Watson
Benaree Pratt Wiley

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined by section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent

The board has delegated to The Dreyfus Corporation (“Dreyfus”) the authority to vote proxies of companies held in the fund’s portfolio.

Information regarding how the fund’s proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus’ website, by the following August 31st, at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the fund’s Form N-PX.

Proxy Voting by Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the “BNY Mellon Voting Guidelines”). This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus (“BNYM”) has proxy voting authority).

Securities Out on Loan. It is Dreyfus’ policy to seek to vote all proxies for securities held in the funds’ portfolios for which Dreyfus has voting authority. However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients’ voting will not impact the outcome of the vote.

Securities Out on Loan. For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. The fund may recall the loan to vote proxies if a material issue affecting the fund’s investment is to be voted upon.

Material Conflicts of Interest. Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee. The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the “Proxy Advisers”)) and without consideration of any client relationship factors. The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines. In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee discretion.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of February 29, 2016;

As of February 29, 2016, Christine Todd, Jeffrey Burger, Daniel Rabasco and Thomas Casey of Standish Mellon Asset Management LLC (“Standish”), an affiliate of The Dreyfus Corporation, are primarily responsible for the day-to day management of the registrant’s portfolio.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

				Other
Primary	Registered	Total		Pooled	Total
Portfolio	Investment	Assets		Investment	Assets		Other	Total Assets
Manager	Companies	Managed		Vehicles	Managed		Accounts	Managed
Christine Todd	3	$1.3	B	2	$817	M	199	$3.9	B
Jeffrey Burger	10	$4.6	B	1	$289	M	339	$926	M
Daniel Rabasco	9	$5.1	B	5	$1.4	B	12	$1.9	B
Thomas Casey	9	$5.2	B	N/A	N/A		299	$1.7	B
None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of the management of Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

(a)(3) Portfolio Manager Compensation. The portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish’s overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year.

Portfolio Manager	Fund Name	Dollar Range of Fund
Shares Beneficially Owned
Christine Todd	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None
Jeffrey Burger	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None
Daniel Rabasco	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None
Thomas Casey	Dreyfus Municipal Bond Infrastructure Fund, Inc.	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 25, 2016

By:	/s/ James Windels
James Windels,
Treasurer

Date:	April 25, 2016

EXHIBIT INDEX

(a)	(1)	Code of ethics referred to in Item 2.

(a)	(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
	2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
	2(b) under the Investment Company Act of 1940. (EX-99.906CERT)